                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):         April 8, 2002
                                                  -----------------------------

                               Celsion Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14242                    52-1256615
-----------------------------    --------------------------    --------------------------
(State or Other Jurisdiction            (Commission                  (IRS Employer
     of Incorporation)                  File Number)              Identification No.)


10220-I Old Columbia Road, Columbia, Maryland                        21046-1705
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(Address of principal executive office)                               (Zip Code)


Registrant's telephone number, including area code:  (410) 290-5390
                                                     ---------------------------

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On April 8, 2002, the Company issued a press release reporting, among other things, on the filing of an Investigational New Drug Application with the Food and Drug Administration for its temperature-sensitive liposome compound in the treatment of prostate cancer. A copy of the press release is attached as Exhibit
99.1 to this Report on Form 8-K.




                                      -2-
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CELSION CORPORATION



Date:  April 9, 2002                     By: /s/ John Mon
                                            ---------------------------------
                                            John Mon
                                            Secretary


                                      -3-
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                                  EXHIBIT INDEX

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
Exhibit        Description
-------        -----------
99.1           Press Release dated April 8 2002.
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